UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

JPMorgan Trust I

JPMorgan Trust II

J.P. Morgan Mutual Fund Investment Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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J.P. Morgan U.S. Equity Funds

JPMorgan Trust I

JPMorgan U.S. GARP Equity Fund

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 2, 2024

to the current Summary Prospectuses, Prospectuses and

Statements of Information, as supplemented

The purpose of this supplement is to announce the results of the recent special joint meeting of the shareholders held on October 2, 2024 (the “Meeting”), at which the shareholders considered a proposal to change each Fund from a diversified company to a non-diversified company by eliminating each Fund’s related fundamental policy (the “Proposal”).

On October 2, 2024, the shareholders and their designated proxies convened for the Meeting. The Proposal was passed with respect to JPMorgan U.S. GARP Equity Fund, and each of JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund lacked quorum for the Proposal. Solely with respect to JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund, the Meeting was adjourned and will reconvene on October 30, 2024, to permit shareholders of these two Funds, as of the record date of July 31, 2024 (the “Record Date”), additional time to vote on the Proposal. Shareholders of JPMorgan Large Cap Growth Fund and JPMorgan Growth Advantage Fund, as of the Record Date, may vote by visiting the voting site found on the proxy materials previously provided to you, returning the proxy card that was included in the proxy materials previously sent to you, or by calling 1-888-628-1041. It is anticipated that, for the JPMorgan U.S. GARP Equity Fund, which passed the Proposal, the change will become effective on or about December 2, 2024.

Information regarding the Proposal is contained in the proxy materials as filed with the Securities and Exchange Commission (the “SEC”). The proxy statement was mailed to shareholders of record, and can be accessed at https://vote.proxyonline.com/JPM/docs/2024mtg.pdf.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY

PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-JPM-USEQNONDIV-1024

277 Park Avenue New York, NY 10172

WE NEED YOUR HELP

Dear Valued Shareholder,

We need your help. Today we adjourned the special joint meeting of shareholders of JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund (the “Funds”) to October 30th to provide shareholders who have not yet cast their vote more time to do so. Our records indicate that at the time of this follow-up mailing we do not yet have your proxy voting instructions. Voting only takes a few moments, please help us by casting your vote today.

Thank you in advance for helping us with this important matter related to the management of the Funds.

Sincerely,

Brian S. Shlissel

President, JPMorgan Trust II, J.P. Morgan Mutual Fund Investment Trust

VOTE BY PHONE

Cast your vote with a proxy voting representative by calling

1-888-628-1041.

Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10:00 a.m. to 6 p.m. You may also cast your vote by using an automated system by calling the voting number found on the enclosed proxy card(s).

VOTE BY INTERNET Go to proxyvote.com or use your smart phone camera to scan this QR code. To vote, simply enter your proxy voting control number(s) found on the enclosed proxy card(s).

VOTE BY MAIL

Cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. Please utilize one of the other options, if convenient for you, so that we may receive your vote prior to the adjourned meeting on October 30, 2024.

As discussed in more detail in the proxy statement (vote.proxyonline.com/JPM/docs/2024mtg.pdf), shareholders are asked to consider and vote on an important matter pertaining to the business of the Funds. The Board of Trustees of both Trusts unanimously recommends that shareholders vote “FOR” the Proposal.

If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-888-628-1041 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and 10:00 a.m. to 6 p.m. Saturday.

THANK YOU FOR YOUR HELP

NOBO

277 Park Avenue New York, NY 10172

WE NEED YOUR HELP

Dear Valued Shareholder,

We need your help. Today we adjourned the special joint meeting of shareholders of JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund (the “Funds”) to October 30th to provide shareholders who have not yet cast their vote more time to do so. Our records indicate that at the time of this follow-up mailing we do not yet have your proxy voting instructions. Voting only takes a few moments, please help us by casting your vote today.

Thank you in advance for helping us with this important matter related to the management of the Funds.

Sincerely,

Brian S. Shlissel

President, JPMorgan Trust II, J.P. Morgan Mutual Fund Investment Trust

VOTE BY PHONE

Cast your vote with a proxy voting representative by calling

1-888-342-2676.

Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10:00 a.m. to 6 p.m. You may also cast your vote by using an automated system by calling the voting number found on the enclosed proxy card(s).

VOTE BY INTERNET Go to proxyvote.com or use your smartphone camera to scan this QR code. To vote, simply enter your proxy voting control number(s) found on the enclosed proxy card(s).

VOTE BY MAIL

Cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. Please utilize one of the other options, if convenient for you, so that we may receive your vote prior to the adjourned meeting on October 30, 2024.

As discussed in more detail in the proxy statement (vote.proxyonline.com/JPM/docs/2024mtg.pdf), shareholders are asked to consider and vote on an important matter pertaining to the business of the Funds. The Board of Trustees of both Trusts unanimously recommends that shareholders vote “FOR” the Proposal.

If you have any proxy related questions, please call 1-866-342-2676 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and 10:00 a.m. to 6 p.m. Saturday.

THANK YOU FOR YOUR HELP

OBO

277 Park Avenue New York, NY 10172

WE NEED YOUR HELP

Dear Valued Shareholder,

We need your help. Today we adjourned the special joint meeting of shareholders of JPMorgan Growth Advantage Fund and JPMorgan Large Cap Growth Fund (the “Funds”) to October 30th to provide shareholders who have not yet cast their vote more time to do so. Our records indicate that at the time of this follow-up mailing, we do not yet have your proxy voting instructions. Voting only takes a few moments, please help us by casting your vote today.

Thank you in advance for helping us with this important matter related to the management of the Funds.

Sincerely,

Brian S. Shlissel

President, JPMorgan Trust II, J.P. Morgan Mutual Fund Investment Trust

VOTE BY PHONE

Cast your vote with a proxy voting representative by calling

1-888-628-1041.

Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and Saturday 10:00 a.m. to 6 p.m. You may also cast your vote by using an automated system by calling the voting number found on the enclosed proxy card(s).

VOTE BY INTERNET Go to proxyvote.com or use your smartphone camera to scan this QR code. To vote, simply enter your proxy voting control number(s) found on the enclosed proxy card(s).

VOTE BY MAIL

Cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided. Please utilize one of the other options, if convenient for you, so that we may receive your vote prior to the adjourned meeting on October 30, 2024.

As discussed in more detail in the proxy statement (vote.proxyonline.com/JPM/docs/2024mtg.pdf), shareholders are asked to consider and vote on an important matter pertaining to the business of the Funds. The Board of Trustees of both Trusts unanimously recommends that shareholders vote “FOR” the Proposal.

If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-888-628-1041 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time and 10:00 a.m. to 6 p.m. Saturday.

THANK YOU FOR YOUR HELP

registered